                                                                   EXHIBIT 10.26



                                FIRST AMENDMENT
                                      TO
                                 AGREEMENT FOR
                    COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS


          THIS FIRST AMENDMENT TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES AND OPTIONS TO PURCHASE AND SELL ASSETS (the "Amendment") dated as of December 28, 1990, is made by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI"), EQUIFAX INC., a Georgia corporation ("Equifax"), COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC"), CSC CREDIT SERVICES, INC., a Texas corporation ("Credit Services") (for itself and as successor in interest to CSC CREDIT SERVICES OF MINNESOTA, INC., a Texas corporation ("Minnesota")), CREDIT BUREAU OF CINCINNATI, INC., an Ohio corporation ("Cincinnati"), CREDIT BUREAU OF GREATER KANSAS CITY, INC., a Missouri corporation ("Kansas City"), JOHNS HOLDING COMPANY, a Delaware corporation ("JHC"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management"), CSC ENTERPRISES, INC., a Nevada corporation ("CEI"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership");

                                  WITNESSETH:

          WHEREAS, CBI, Equifax, CSC, Credit Services, Minnesota, Cincinnati, Kansas City, JHC and Accounts Management were parties to that certain Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 (the "Agreement"); and

          WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

          WHEREAS, Credit Services, CEI, CSC Ventures, Inc., a Nevada corporation ("CSCV"), CBI Ventures Inc., a Georgia corporation ("CBIV"), and Equifax Ventures Inc., a Georgia corporation ("Equifax Sub"), have entered into that certain Partnership Agreement of the Partnership dated December 28, 1990 (the "Partnership Agreement"); and

          WHEREAS, pursuant to that certain Assignment and Assumption Agreement dated of even date herewith (the "Initial Assignment") by and among Credit Services, Cincinnati, Kansas City and JHC (collectively, the "Initial Assignors") and CEI, the Initial Assignors have assigned to CEI all of their right, title and interest in and to the Agreement, and CEI has assumed all of the Initial Assignors' obligations under the Agreement; and

          WHEREAS, pursuant to that certain Assignment and Assumption Agreement of even date herewith (the "Subsequent Assignment") by and between CEI, Credit Services and the Partnership, CEI has assigned to the Partnership, among other things, all of its right, title and interest in and to the Agreement, and the Partnership has assumed all of CEI's obligations under the Agreement; and

          WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Acknowledgement of Assignments.  CBI and Equifax, as evidenced by
               ------------------------------
their signatures hereto, hereby acknowledge and consent to (i) the assignment by the Initial Assignors to CEI of all of their right, title and interest (including the assumption by CEI of their obligations) in and to the Agreement pursuant to the Initial Assignment and (ii) the assignment by CEI to the Partnership of all of its right, title and interest (including the assumption by the Partnership of its obligations) in and to the Agreement pursuant to the Subsequent Assignment. By virtue of the acquisition and the assumption by the Partnership of the rights, titles and interests and the liabilities, respectively, under the Agreement of the Initial Assignors (referred to as Bureaus in the Agreement), the provisions of the Agreement referring to Bureaus should be read accordingly.

          2.   Amendments.  The Agreement is hereby amended as follows:
               ----------

          a. Section I shall be amended to insert the following additional definition: "Partnership" means CSC Enterprises, a Delaware general partnership.

          b. Paragraph 9(b) shall be amended to delete in two places the phrase "Credit Services" and to insert in lieu thereof the phrase "the Partnership".

          c. Paragraph 14(c) shall be amended to delete the requirement that Test Statements be delivered in respect of Credit Services' fiscal years 1990 and 1991, and to provide instead that, to the extent CBI is obligated to make future payments pursuant to Paragraph 14, the Partnership shall deliver to CBI information which is the practical equivalent of such Test Statements.

          d.   Paragraph 21(b) shall be amended to read as follows:

     "The Partnership covenants that, so long as the provisions of Articles IV and V of this Agreement remain in effect, it will prepare, or cause to be prepared, and deliver, or cause to be delivered, to CBI unaudited quarterly combined financial statements of that part of the business of the Partnership (and its subsidiaries) related to the Subsidiaries' Assets and Liabilities, as soon as available, accompanied by a certificate executed by a representative of the Partnership certifying that such financial statements have been prepared in accordance with generally accepted accounting principles (except for the provisions for income taxes) consistently applied subject to the right, as permitted by such principles, to choose alternative treatments of certain matters. Such financial statements shall include sufficient financial information to permit the parties to this Agreement to define the rights and obligations of such parties upon the exercise of their respective rights under said Articles IV and V."

          e.   Paragraph 37(a) shall be amended to read as follows:

               If to CSC, Accounts Management, the Bureaus or the Partnership:
               ---------------------------------------------------------------

                      CSC Enterprises, Inc.
                      652 E. North Belt, Suite 400
                      Houston, Texas 77060
                      Attention: President

          3.   Paragraph 13.  The parties acknowledge that as a result of the
               ------------
Partnership Agreement and the Subsequent Assignment, compliance with the requirements of Paragraph 13 is no longer practicable. The parties therefore agree that Paragraph 13 of the Agreement shall be null and void so long as the Subsidiaries' Assets and Liabilities are held by the Partnership and its subsidiaries. The parties, however, agree that if (i) the conditions described in the first sentence of Paragraph 13(a) prior to its amendment hereby are satisfied, (ii) CBI receives written notice from the Subsidiaries of their intention to sell the Subsidiaries' Assets and Liabilities to CBI, and (iii) within thirty (30) days of the receipt of such notice, CBI delivers to the Partnership a written request describing a proposed restructuring of the said sale, the parties will use their best efforts to cause the Subsidiaries to restructure the said sale based upon CBI's request, so long as such restructuring does not result in any material adverse economic, accounting, tax or other consequence to the Subsidiaries or to the partners in the Partnership (other than the Equifax Partners, as defined in the Partnership Agreement) or in any material way adversely affect the rights of the Subsidiaries with respect to such sale of the Subsidiaries' Assets and Liabilities. The determination of any such adverse consequence or effect to the Subsidiaries shall be based on the sole discretion of the Managing Partner on behalf of the Partnership and the Board of Directors of each of the other Subsidiaries on behalf of such Subsidiaries. The determination of any such adverse consequence or effect to any partner in the Partnership shall be based on the sole discretion of such partner. The parties agree that the sole reason for the proposal of a restructuring by CBI would be to provide CBI with the benefits that were contemplated by Paragraph 13 prior to its amendment hereby.

          4.   Certain Partnership Acquisitions. The parties acknowledge that
               --------------------------------
corporations or other entities all of the stock or substantially all of the assets of which are acquired by the Partnership after the date hereof must meet, in order to qualify as Acquired Corporations under the Agreement, the tests set forth in Paragraph 11(c) of the Agreement.

          5.   References to the Agreement.  All capitalized terms which are
               ---------------------------
defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Agreement, as amended by this Amendment. All references to Paragraph numbers in this Amendment shall be references to the corresponding Paragraph of the Agreement.

          6.   Authority.  Each of the parties hereto represents to the other
               ---------
parties hereto that: (a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Amendment, to perform under the Agreement, as amended by this Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Amendment, without the necessity of any act, approval or consent of any other Person whomsoever, except such as have been, or will be, obtained; (b) the Agreement, as amended by this Amendment, has been approved by its Board of Directors, or the Executive Committee thereof, (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), except that this Amendment has not been formally considered by the Board of Directors of Equifax or any committee thereof, and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles. Equifax undertakes that its Executive Committee will formally consider the ratification of the execution of this Amendment no later than January 31, 1991.

          7.   Counterparts.  This Amendment may be executed in several
               ------------
counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          8.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          Executed as of the date first above written:


                                     THE CREDIT BUREAU, INCORPORATED OF GEORGIA

                                     By
                                       -----------------------------------------
                                     Title
                                          --------------------------------------


                                     EQUIFAX INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     COMPUTER SCIENCES CORPORATION

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     CSC CREDIT SERVICES, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     CREDIT BUREAU OF CINCINNATI, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     CREDIT BUREAU OF GREATER KANSAS CITY, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     JOHNS HOLDING COMPANY

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     CSC ACCOUNTS MANAGEMENT, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------


                                     CSC ENTERPRISES, INC.

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                                     CSC ENTERPRISES
                                     By: CSC ENTERPRISES, INC., Its Managing
                                     Partner

                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                               SECOND AMENDMENT
                                      TO
                                 AGREEMENT FOR
                    COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS


     THIS SECOND AMENDMENT TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES AND OPTIONS TO PURCHASE AND SELL ASSETS (the "Second Amendment") dated as of the _____ day of ____________, 1991, is made by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("ECIS" or "CBI"), EQUIFAX INC., a Georgia corporation ("Equifax"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management") and COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC").

                                  WITNESSETH:
                                  ----------

     WHEREAS, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that Partnership Agreement (the Partnership Agreement") of the Partnership; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI, Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement; and

     WHEREAS, the Original Agreement was amended as of December 28, 1990, by that First Amendment to Agreement For Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI and the Partnership (the "First Amendment," the Original Agreement, as amended by the First Amendment being referred to herein as the "Agreement");

     WHEREAS, CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation; and

     WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein.

1.   Amendment

          Exhibit A to the Agreement titled "The Automated Credit Reporting Online Package (ACROPAC(TM)) System Description," is amended as follows:

a.   At page 9 of Exhibit A the following language is deleted:

     "CREDIT MARKETING SERVICE (CMS)

     - CMS will represent the bureau at the national and regional level on promotion programs sales.

     - CMS will also assist the bureau on any promotion program sold by the bureau."

and inserted in lieu thereof is the following language:

     "PROMOTION MARKETING

     1.   ECIS Customer List.  All promotion sales to any credit grantor (a
          ------------------
          "Listed Customer") listed on Exhibit 1 annexed to this Exhibit A, as amended from time to time pursuant to the provisions hereof (the "ECIS Customer List") will be conducted solely by ECIS. A subsidiary or division of a Listed Customer shall be deemed to be a Listed Customer unless specifically excepted.

     2.   Promotion Sales by the Partnership.  Notwithstanding any provision in
          ----------------------------------
          the Agreement to the contrary and subject to the restrictions provided in subparagraphs (i) and (ii) below, the Partnership shall have the non-exclusive right to sell promotions to a credit grantor (a "Potential Partnership Customer") who at the time of such sale is not listed on the ECIS Customer List and whose decision-making office is within the following area: Arkansas; Illinois (except for Cook, DeKalb, DuPage, Grundy, Kane, Kendall, Lake, McHenry and Will Counties); Indiana; Iowa; Kansas; Kentucky; Bienville, Bossier, Caddo, Claiborne, Desoto, Jackson, Lincoln, Natchitoches, Red River, Sabine, Webster, Morehouse, Oauchita, Richland, Union and West Carroll Parishes, Louisiana; Minnesota; Missouri; Nebraska; North Dakota; Ohio; Oklahoma; South Dakota; Texas; and Wisconsin (the "Partnership Area"), where the promotion covers consumers residing in and/or outside of the Partnership Area, provided that:

          (i) the Partnership shall have given notice to ECIS of the Partnership's intention to make a Presentation to a Potential Partnership Customer, describing the Presentation in reasonable detail, including the nature of the Presentation, the name and address of the Potential Partnership Customer, and the persons proposed to be contacted at the Potential Partnership Customer. Notwithstanding any provision of the Agreement - to the contrary, for purposes of this subparagraph (i), notice shall be deemed sufficient if: A) Sent by telecopy to ECIS at the following facsimile number, or any such other facsimile number as ECIS may, by giving written notice under the Agreement, designate and B) the Partnership places a voice telephone call to the following number to alert ECIS that a facsimile has been sent or is forthcoming.

                The Credit Bureau, Incorporated of Georgia
                Attention: Mary Deal
                Facsimile Number: 404-888-3402
                Telephone Number: 404-885-8063

          and;

          (ii) ECIS does not within 24 hours after receipt of the notice provided for in subparagraph (i) above (except that Saturdays, Sundays, New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, Christmas Eve and Christmas Day shall be excluded in such time measurement) give written notice to the Partnership, Attention:
                Executive Vice-President CRD, Facsimile Number: 713-878-1905 (or any such other facsimile number as the Partnership may, by giving written notice under the Agreement, designate), that, prior to ECIS's receipt of such notice, ECIS had begun a Sales Effort directed toward that Potential Partnership Customer in respect of a sale of a promotion which comprises or includes in substantial part the promotion contemplated by the Partnership, describing the Sales Effort in reasonable detail, including the nature of such Sales Effort, the persons contacted at the Potential Partnership Customer, and the place and date of such Sales Effort. In the event ECIS gives such notice, the Partnership will not make such Presentation to this customer.

                The Partnership will notify ECIS of the result of the Presentation. Should a sale by the Partnership not result, the next subsequent effort to market a promotion to that Potential Partnership Customer @shall be subject to the procedure described in these subparagraphs (i) and (ii). If a sale does result, subsequent Presentations to that Potential Partnership Customer do not require the Partnership to follow the procedure described in these subparagraphs (i) and (ii).

          Notwithstanding any provision in the Agreement to the contrary, the Partnership shall have the right to market and to sell promotions to a credit grantor who at the time of such sale is not listed on the ECIS Customer List and whose decision-making office is within a zip code area covered by a file of a bureau owned by the Partnership ("Partnership Zip Code Area"), where the promotion covers only consumers residing in the Partnership Area,and in connection with such sale, the Partnership shall not be required to follow the procedures referred to in subparagraphs (i) and (ii) above. If the decision making office is not within the

          Partnership Area, the Partnership agrees to obtain permission from the bureau file owner before marketing or selling a promotion.

     3.   ACROPAC(TM) Marketing by ECIS and the Partnership.  ECIS and the
          ----------------------------------------------
          Partnership agree that each will aggressively market all files in ACROPAC(TM) irrespective of ownership, consistent with the provisions hereof. The seller of a promotion shall set the price, terms and conditions of the sale. Since the parties agree that the ECIS data processing costs chargeable to a promotion sold by the Partnership shall not exceed 10% of the gross revenue of that promotion, the Partnership agrees not to sell promotions processed by ECIS for less than $2,000. The parties agree that the Partnership may use a third-party processor to process its data to create promotions or it may process the data itself. Upon the Partnership's request, ECIS will furnish the Partnership a copy of all of the data contained in the credit files in the Partnership Zip Code Area in ECIS Master Record format for $15,000.00 per copy ("File Copy Rate"). The parties agree that when ECIS does not process the promotions sold by the Partnership, ECIS is not entitled to the data processing costs or the 6% of net revenue administrative fee described in Exhibit A.

          Consistent with the terms and conditions contained in the Agreement and this Second Amendment, the Partnership shall have the right to access all files in ACROPAC(TM) in connection with its promotion sales processed by ECIS. Upon request of the Partnership, ECIS will assist the Partnership on all promotion sales without charge to the Partnership unless the Partnership requests that an ECIS sales representative contact the customer directly, either by telephone or in person. In the event that the Partnership requests that an ECIS sales representative contact a customer directly, either by telephone or in person, ECIS will receive 50% of the 25% commission on that promotion sale.

     4.   Joint Annual Meeting of ECIS and the Partnership.  In order to assure
          ------------------------------------------------
          the aggressive marketing of all of the files in the ACROPAC(TM) System and to provide a once-a-year forum to voice concerns regarding such, the parties agree to hold an joint annual meeting. The meeting will be held on the anniversary, or as dose as reasonably possible thereto, to the signing of the Second Amendment ("Anniversary").

          (i) The agenda of the meeting is to discuss aggressive marketing of the ACROPAC(TM) system and to discuss additions and deletions to the ECIS Customer List. Each party agrees that the joint meeting is the proper and only forum for discussion of additions and deletions. Each party will bring all of the necessary information to the meeting in order to adequately discuss the issues included in the meeting agenda. Each party may bring any personnel it believes are reasonably necessary. While the attendance of the President of ECIS and the attendance of the President of the Credit Reporting Division of the Partnership is not required, it is required that both presidents be available to consult with the participants of the joint meeting during the meeting. If presidential participation is requested on a topic and the president whose participation is requested is unavailable, the topic will be tabled for further discussion when such president is available.

          (ii) The parties will discuss the addition to the ECIS Customer List of any customer to which the Partnership has sold two (2) or more promotions each involving more than 500,000 names since, in the case of the first joint review meeting, the signing of the Second Amendment, or in the case of subsequent joint review meetings, since the last joint review meeting. The parties will discuss afl relevant factors relating to the customer contemplated to be added to the ECIS Customer List. Upon consideration of the factors, ECIS will decide at the joint review meeting whether or not to add the customer to the ECIS Customer List. ff ECIS adds the customer to the ECIS Customer List, the Partnership will receive 50% of the 25% commission for all subsequent promotion sales to that customer for the next 24 months.

          (iii) The parties will discuss deleting customers from the ECIS Customer List who have not purchased any promotions from ECIS since, in the case of the first joint review meeting, the signing of the Second Amendment, or in the case of subsequent joint review meetings, since the last joint review meeting. In discussing the deletion of the customer from the ECIS Customer List, the parties will consider:

                1. Has the customer purchased any promotions from other vendors within the time frame considered?

                2. Has ECIS made a Presentation within the time frame considered?

                3. Has ECIS made a Sales Effort within the time frame considered?

                4.   Any other relevant considerations/circumstances.

          (iv) After considering all the factors raised in the discussion, the parties must jointly agree to remove the customer from the ECIS Customer List. If the parties cannot jointly agree before the end of the annual meeting that the customer should be deleted, the customer will not be deleted from the ECIS Customer List.

          (v) ECIS will provide a copy of the ECIS Customer List for the year as soon as possible after the joint annual meeting.

     5.   Audit.  ECIS agrees to have its independent public accounting firm
          -----
          annually perform, at no cost to the Partnership, a third party review, as defined in accordance with SAS #44, of the ECIS data processing system as it relates to promotions.

     6.   ECIS Affiliates.  In the exercise of its rights and performance of its
          ---------------
          duties under this Exhibit A, ECIS may act through an Affiliate, provided, however, ECIS shall not thereby be relieved of any of its obligations hereunder.

     7.   Definitions.  For purposes of this Exhibit A:
          -----------

          "Affiliate" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including"controlled by" and "under common control with") means ownership, directly or indirectly, beneficially and of record of all of the equity of another Person.

          "Presentation" means verbal or written communications with a Potential Partnership Customer regarding a specific promotion and containing a pricing proposal. Verbal and written communications, absent such pricing proposal, shall not be a Presentation but will be a Sales Effort.

          "Promotion" means a list of consumer names and corresponding addresses compiled from credit files by identifying such names on the basis of credit information that match certain credit criteria supplied and/or approved by the promotion customer. The definition of "promotion" shall include products which review a customer's account portfolio to screen or monitor for positive or negative changes to the portfolio or individual accounts therein.

          "Sales Effort" means verbal or written communications with a Potential Partnership Customer regarding a specific promotion."

b. Wherever the term "CMS" appears in Exhibit A, such term is deleted and the phrase "ECIS or any Affiliate of ECIS designated by ECIS" is inserted in lieu thereof.

c. On page 1 of the Agreement, the term CBI is defined as referring to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation. Subsequently that corporation has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI." Therefore, the Agreement shall be amended such that the acronyms "ECIS" and "CBI" are interchangeable and either may be used to refer to THE CREDIT BUREAU, INCORPORATED OF GEORGIA.

2.   References to the Agreement.
     ---------------------------

     All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Second Amendment.

3.   Authority.
     ---------

     Each of the parties hereto represents to the other parties hereto that:
(a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Second Amendment, to perform under the Agreement, as amended by this Second Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Second Amendment, without the necessity of any act, approval or consent of any other person whomsoever, except such as having been obtained; and (b) the Agreement, as amended by this Second Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.   Counterparts.
     ------------

  This Second Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.   Merger.
     ------

  This Second Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.   Governing Law.
     -------------

     THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Executed as of the date first above written:

                                     THE CREDIT BUREAU, INCORPORATED OF GEORGIA


                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     EQUIFAX INC.

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                     CSC ENTERPRISES

                                     By:  CSC ENTERPRISES, INC.
                                          Its Managing Partner

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CSC ACCOUNTS MANAGEMENT, INC.

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     COMPUTER SCIENCES CORPORATION

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                  EXHIBIT ONE

                               ECIS CUSTOMER LIST



American General                               Huntington National Bank
Ameritrust                                     Hartmarx
Amoco Oil Company                              Higbees
Associates                                     IDS Deposit Corporation
Bank One                                       ITT
Boatmans Bank                                  J. C. Penney Company
Cellular One                                   May Company**
Cenex                                          Merchantile Bank
Citgo                                          Mobil Oil
Conoco                                         More Card
Dayton Hudson                                  Maison Blanche
Diamond Shamrock                               Neiman Marcus
Exxon Oil Company                              Norwest
Federated Allied                               Phillips Petroleum
Fidelity Investments                           Pier One
Fina Oil                                       Seiferts
Fingerhut                                      Shell Oil Company
First Bank Systems                             Star Bank
First City Bank                                Tandy
First Financial Bank of Milwaukee              Texaco
First National Bank of Omaha                   USAA Federal Savings Bank
First Tier Bank Corp.                          Western Auto
G. E. Capital                                  Zales/Gordons/Bailey, Banks &
Herbergers                                       Biddle


**(except for Foleys where the promotion covers only consumers residing in the Partnership Zip Code Area.)

                                THIRD AMENDMENT
                                       TO
                                 AGREEMENT FOR
                     COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS



     THIS THIRD AMENDMENT TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES AND OPTIONS TO PURCHASE AND SELL ASSETS (the "Third Amendment") dated as of the 27th day of September, 1991, is made by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI" or "ECIS"), EQUIFAX INC., a Georgia corporation ("Equifax"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management") and COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC").

                                  WITNESSETH:
                                  -----------

     WHEREAS, ECIS, Equifax, CSC, CSC Credit Services, Inc., a Texas corporation ("Credit Services"), (for itself and as successor in interest to CSC Credit Services of Minnesota, Inc., a Texas corporation ("Minnesota")), Credit Bureau of Cincinnati, Inc., an Ohio corporation ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc., a Missouri corporation ("Kansas City"), Johns Holding Company, a Delaware corporation ("JHC"), and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 (the "Original Agreement"); and

     WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

     WHEREAS, as of December 28, 1990, Credit Services, CSC Enterprises, Inc., a Nevada corporation ("CEI"), CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that Partnership Agreement (the "Partnership Agreement") of the Partnership; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI, Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement; and

     WHEREAS, the Original Agreement was amended as of December 28, 1990, by that First Amendment to Agreement For Computerized Credit Reporting Services and Options to Purchase. and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI and the Partnership (the "First Amendment");

     WHEREAS, the Original Agreement, as amended by the First

Amendment, was further amended as of the _____ day of __________ 1991, by that Second Amendment to Agreement for Computerized Credit Reporting, Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management and CSC (the "Second Amendment", the Original Agreement, as amended by the First Amendment and the Second Amendment being referred to herein as the "Agreement");

     WHEREAS, CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation; and

  WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein.

  NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Addition of Exhibit K to the Agreement.
     --------------------------------------

     The following new Exhibit K titled "Use of Demographic Data" is hereby added to the Agreement as follows:

     1.   Definitions.  For the purposes of this Exhibit K, the following terms
          -----------
          will have the meanings specified:

               "Affiliate" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition,"control" (including "controlled by" and "under common control with") means ownership, directly or indirectly, beneficially and of record of all of the equity of another Person.


               "Changed Address Product" means the product described in Exhibit 2 hereto, as modified or added to pursuant to paragraph 2.c hereof.

               "Demographic Data" means, with respect to any individual, information and employment information owned by the Partnership consisting of identification information, including name, current address, origin and date of current address, former address, second former address, also known as, sex, marital status, date of birth, social security number, dependents, employer, position, firm, location, date employed, date verified, monthly salary, former employment, position, location, date left, employment second former, name of spouse and similar information.

               "Direct Marketing Products" means the products described in
               Exhibit I hereto, as modified or added to pursuant to paragraph 2.c hereof.

               "Products" means Direct Marketing Products and Changed Address Product.

               "Profit" means Gross Revenues from the Products, less (i) all costs of sales and production, (ii) general and administrative expenses, and (iii) payments made to Affiliate Bureaus under their respective direct marketing revenue sharing agreements with ECIS.

               "Gross Revenues" means gross revenue from the production, sale, license or distribution of the Products (without deducting for commission, production, operations or other costs).

2.   Use and Modification of Products.
     --------------------------------

     a. Subject to the terms of this Exhibit K, ECIS may use the Demographic Data owned by the Partnership and maintained within the ACROPAC(TM) System only in order to incorporate such Demographic Data into Products produced, sold, licensed or distributed by ECIS.

     b. ECIS represents and warrants that ECIS and its Affiliates have previously used Demographic Data for the Products (and no other products or services). The Partnership hereby ratifies and consents to the previous use of the Demographic Data for the Products, subject to compliance by ECIS with the terms of this Exhibit K. ECIS has made payments to the Partnership for Demographic Data previously used. To the extent that the payments were made in accordance with the terms of this Exhibit K, such payments previously made constitute payment in full. The Partnership has the right to retain any payments previously made.

     C. ECIS may in its sole discretion determine that it is necessary to modify the Products. ECIS's rights to use the Demographic Data in Products as described in paragraph 2.a above extends to Products as so modified, as long as the modified product is similar to a Product described in Exhibit 1 or 2. Prior to using any Demographic Data with respect to any other product not similar to those products described on Exhibit I or 2, ECIS shall provide to the Partnership a written description of the proposed product, including a description of its information parameters and market, and shall request that the Partnership consent in writing to the use of Demographic Data with respect to such other product, which written consent shall not be unreasonably withheld.

3.   Payment to the Partnership for Direct Marketing Products.
     --------------------------------------------------------

     a. For the calendar year 1990, ECIS will pay the Partnership five percent (5%) of Profit from the Direct Marketing Products. This percentage is derived from the Partnership's right to receive 25% of the Profit from the Direct Marketing Products times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC/(TM)/ System).

     b. From and after January 1, 1991, ECIS will pay the Partnership one percent (I %) of all Gross Revenues from all Direct Marketing Products. This percentage is derived from the Partnership's right to receive 5% of the Gross Revenues from the Direct Marketing Products times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC/(TM)/ System).

     c. Payments due the Partnership will be calculated in respect of each calendar quarter and paid to the Partnership no more than sixty (60) days after the end of such calendar quarter.

4.   Payment to the Partnership for Changed Address Product.
     ------------------------------------------------------

     a. From and after January 1, 1990, ECIS will pay the Partnership three percent (3%) of all Gross Revenues from the Changed Address Product. This percentage is derived from the Partnership's right to receive 15% of the Gross Revenues from the Changed Address Product times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC(TM) System).

     b. Payments due the Partnership will be calculated in respect of each calendar quarter and paid to the Partnership no more than sixty (60) days after the end of such calendar quarter.

5.   Term of Exhibit K.  This Exhibit K will be effective as of January 1, 1990
     -----------------
     and shall continue for an initial term of two (2) years from January 1, 1990 through December 31, 1991 (the "Initial Term"). Unless the Partnership or ECIS shall give to the other written notice at least @ (30) days prior to the expiration of the Initial Term of the intention of such party to terminate this Exhibit K at the end of such Initial Term, this Exhibit K shall be automatically renewed for an additional term of one (1) year (a "Renewal Term") and such automatic renewal of this Exhibit K shall continue for successive additional Renewal Terms of one (1) year each unless such prior written notice of a desire to terminate shall be given at least thirty (30) days prior to the expiration of the then current Renewal Term. If this Exhibit K is terminated, ECIS's permission to use the Demographic Data owned by the Partnership and maintained within the ACROPAC/(TM)/ system is terminated even date therewith.

6.   Audit Right.  The Partnership shall have the right to audit ECIS's relevant
     -----------
     records to verify compliance with the terms of this Exhibit K. Such audit may be conducted after reasonable notice, during normal business hours, using reasonable procedures to assure an accurate audit. Each party will cooperate with the other during the conduct of any such audit, it being expressly understood that in no event shall auditors be permitted access to confidential data, files or information belonging to a third party or not directly related to this Exhibit K. Auditors will not be given free access to facilities, documents or files. Auditors will work only in designated locations and will conduct their business quietly without significant disruption of work being done by others. Notwithstanding anything to the contrary herein contained, ECIS will make available to the Partnership appropriate personnel to answer the Partnership's questions associated with the -audit. All expenses of the audit are the responsibility of the Partnership.

     7.   ECIS Affiliates.  In the exercise of its rights and performance of its
          ---------------
          duties under this Exhibit K, ECIS may act through an Affiliate, provided, however, ECIS shall not thereby be relieved of any of its obligations hereunder.

2.     References to the Agreement.
       ---------------------------

     All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Third Amendment.

3.   Authority.
     ---------

     Each of the parties hereto represents to the other parties hereto that: (a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Third Amendment, to perform under the Agreement, as amended by this Third Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Third Amendment, without the necessity of any act, approval or consent of any other person whomsoever, except such as having been obtained; and (b) the Agreement, as amended by this Third Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.   Counterparts.
     ------------

     This Third Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.   Merger.
     ------

     This Third Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.   Governing Law.
     -------------

     THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                              THE CREDIT BUREAU, INCORPORATED
                              OF GEORGIA

                              By:
                                 -----------------------------------
                              Title:
                                    --------------------------------


                              EQUIFAX INC.

                              By:
                                 -----------------------------------
                              Title:
                                    --------------------------------

                              CSC ENTERPRISES

                              By:  CSC ENTERPRISES, INC.
                                       Its Managing Partner

                              By:
                                 -----------------------------------
                              Title:
                                    --------------------------------

                              CSC ACCOUNTS MANAGEMENT,
                              INC.

                              By:
                                 -----------------------------------
                              Title:
                                    --------------------------------

                              COMPUTER SCIENCES
                              CORPORATION

                              By:
                                 -----------------------------------
                              Title:
                                    --------------------------------

                                                                       EXHIBIT I
                                                                       ---------


                           DIRECT MARKETING PRODUCTS



Service        Description
-------        -----------

PowerList      A list product consisting of names and addresses selected by geographic, demographic an-d buying behavior characteristics.
               This is a 30-day active file. It may not be used to determine creditworthiness.

PowerHouse     A list product consisting of names and addresses selectable by geographic, demographic and buying behavior characteristics.
               This file is different from PowerLists in that it does not require 30-day activity and it has refined geographic selectability (household level).

Power Data     The customer's own file is enhanced by PowerList indexes,
 Overlay       Census Data, Demographic and externally supplied data.  It may not be used to determine creditworthiness nor applied anywhere other than their own customer base.

Custom         A list selection derived directly from the Equifax Consumer
 Modeling      Marketing Database (ECMD) based on a quantitative model custom built for the direct mailer. The model is designed to select consumers who are likely to have an interest in the customer's products and respond via the mail. It may not be used to determine creditworthiness.

                                                                       EXHIBIT 2
                                                                       ---------



                            CHANGED ADDRESS PRODUCT



Service        Description
-------        -----------

CB Movers      Using the National Change of Address List (NCOA) to match against the off-line screening database to determine if the NCOA is a new address.

                              RESOLUTION AGREEMENT
                              --------------------


     THIS RESOLUTION AGREEMENT, ("Resolution Agreement"), made and entered into as of the 27th day of September, 1991, by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI" or "ECIS"), EQUIFAX INC., a Georgia corporation ("Equifax") (CBI and Equifax are sometimes together referred to herein as the "Equifax Parties"), COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC"), CSC CREDIT SERVICES, INC., a Texas corporation ("Credit Services") (for itself and as successor in interest to CSC CREDIT SERVICES OF MINNESOTA, INC., a Texas corporation ("Minnesota")), CREDIT BUREAU OF CINCINNATI, INC., an Ohio corporation ("Cincinnati"), CREDIT BUREAU OF GREATER KANSAS CITY, INC., a Missouri corporation ("Kansas City"), JOHNS HOLDING COMPANY, a Delaware corporation ("JHC"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management"), CSC ENTERPRISES, INC., a Nevada corporation ("CEI"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership") (CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI and the Partnership are sometimes collectively referred to herein as the "CSC Parties").


                                   RECITALS:
                                   ---------

     WHEREAS, ECIS, Equifax, CSC, Credit Services, Minnesota, Cincinnati, Kansas City, JHC and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 (the "Original Agreement"); and

     WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

     WHEREAS, as of December 28. 1990, Credit Services, CEI, CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into a Partnership Agreement (the "Partnership Agreement") of the Partnership; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement entered into as of December 28, 1990, by and between CEI and Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement, and

     WHEREAS, the Original Agreement was amended as of December 28, 1990, by that First Amendment to Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI, and the Partnership (the "First Amendment," and the Original Agreement, as amended by the First Amendment, being herein referred to as the "Agreement"); and

     WHEREAS, CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation; and

     WHEREAS, the CSC Parties have claimed that CBI and Credit Marketing Services, Inc. ("CMS") are obligated to waive or forego the 25% commission on promotion sales for regional and national sales of promotions made by CBI or CMS, which CBI has denied; and

     WHEREAS, the parties desire to resolve the aforesaid contested claim and for that purpose are entering into this Resolution Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein provided, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Second and Third Amendments to the Agreement.
     --------------------------------------------

     CBI, Equifax, the Partnership, Accounts Management and CSC are executing and delivering contemporaneously with the execution of this Resolution Agreement, those Second and Third Amendments to the Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets in the forms annexed as Schedules I and 2 to this Resolution Agreement (the "Second Amendment" and the "Third Amendment," respectively).

2.   Purchase and Sale of Software,
     -----------------------------

     Contemporaneously with the execution and delivery of this Resolution Agreement, the Second Amendment and the Third Amendment, the Partnership and CBI are executing and delivering an Agreement For the Purchase and Sale of Software in the form annexed hereto as Schedule 3 (the "Software Purchase Agreement").

3.   Payments by CBI.
     ---------------

     On the date hereof, CBI shall pay to the Partnership $150,000, and from and after the date hereof, CBI shall pay to the Partnership $25,000 on the first business day of each month commencing in October 1991, and continuing regularly thereafter through and including March 1994 (for an aggregate payment of $900,000). Payments are to be made in lawful money of the

United States of America in immediately available funds at the office of the Partnership, 652 North Belt East, Suite 400, Houston, Texas 77060, Attention:
Controller, or such other place as the Partnership shall designate in Writing to CBI. Furthermore, from and after the date hereof, (a) payments required to be made to the Partnership under the phrase "25% of total net revenue" referred to in the last sentence of indented paragraph 2. set forth in the first paragraph on page 10 of Exhibit A of the Agreement shall be deemed to be payments under this Resolution Agreement, and (b) payments required to be made to the Partnership under the Third Amendment and the shared commissions under the Second Amendment Section 1 (a)(4)(ii) shall be deemed to be payments under this Resolution Agreement until such time as an aggregate amount of $376,316.00 shall have been so received by the Partnership. After such time, amounts referred to in clauses (a) and (b) of the preceding sentence shall continue to be paid to the Partnership as provided by the Agreement, the Second Amendment and the Third Amendment.

4.   No Further Claims.
     -----------------

     The CSC Parties agree that the payments already made to them (and payments to be made pursuant to the Agreement) by CBI and CMS for promotions sold CBI and execution and performance of this Resolution Agreement, the Second Amendment, the Third Amendment and the Software Purchase Agreement fully satisfy all claims of the CSC Parties that CBI or CMS is obligated to waive or forego the 25% commissions on promotion sales made by CBI or CMS as provided in Exhibit A of the Agreement; and the CSC Parties and the Equifax Parties agree that they have no knowledge of any other disputed claims they may have- regarding payment for promotions already sold. Hereafter, payments for promotions will be governed by this Resolution Agreement and the terms of the Agreement, and as amended by the Second Amendment and the Third Amendment.

5.   Entire Agreement.
     ----------------

     This Resolution Agreement expresses the entire understanding and agreement of the parties hereto regarding the subject matters hereof, and all prior understandings and agreements, written or oral, among the parties regarding such subject matters are merged herein.

6.   Schedules.
     ---------

     The Schedules referenced herein and annexed hereto are incorporated herein.

7.   Counterparts.
     ------------

  This Resolution Agreement may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such counterparts, together, shall evidence and constitute one and the same instrument.

8.   Governing Law.
     -------------

     THIS RESOLUTION AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

     IN WITNESS WHEREOF, the parties have caused this Resolution Agreement to be executed as of the date first above written.


                              THE CREDIT BUREAU, INCORPORATED
                              OF GEORGIA

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              EQUIFAX INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------


                              COMPUTER SCIENCES CORPORATION

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              CSC CREDIT SERVICES, INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------


                              CREDIT BUREAU OF CINCINNATI, INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              CREDIT BUREAU OF GREATER KANSAS
                              CITY, INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              JOHNS HOLDING COMPANY

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              CSC ACCOUNTS MANAGEMENT, INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              CSC ENTERPRISES, INC.

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------



                              CSC ENTERPRISES
                              Its Managing Partner

                              By:
                                  --------------------------------------
                              Title:
                                     -----------------------------------

SCHEDULE 1

                                SECOND AMENDMENT
                                       TO
                                   AGREEMENT
                                      FOR
                     COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS


     THIS SECOND AMENDMENT TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES AND OPTIONS TO PURCHASE AND SELL ASSETS (the "Second Amendment") dated as of the _____ day of ____________, 1991, is made by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("ECIS" or "CBI"), EQUIFAX INC., a Georgia corporation ("Equifax"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management") and COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC").

                                  WITNESSETH:
                                  -----------

     WHEREAS, ECIS, Equifax, CSC, CSC Credit Services, Inc., a Texas corporation ("Credit Services"), (for itself and as successor in interest to CSC Credit Services of Minnesota, Inc., a Texas corporation ("Minnesota")), Credit Bureau of Cincinnati, Inc., an Ohio corporation ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc., a Missouri corporation ("Kansas City"), Johns Holding Company, a Delaware corporation ("JHC"), and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 (the "Original Agreement"); and

     WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

     WHEREAS, as of December 28, 1990, Credit Services, CSC Enterprises, Inc., a Nevada corporation ("CEI"), CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that Partnership Agreement (the "Partnership Agreement") of the Partnership; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI, Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement; and

     WHEREAS, the Original Agreement was amended as of December 28, 1990, by that First Amendment to Agreement For Computerized Credit Reporting Services and Options to Purchase and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI and the Partnership (the "First Amendment," the Original Agreement, as amended by the First Amendment being referred to herein as the "Agreement");

     WHEREAS, CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation; and

     WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein.

     NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Amendment

          Exhibit A to the Agreement titled "The Automated Credit Reporting Online Package (ACROPAC(TM)) System Description," is amended as follows:

a.   At page 9 of Exhibit A the following language is deleted:

     "CREDIT MARKETING SERVICE (CMS)

          - CMS will represent the bureau at the national and regional level on promotion programs sales.

          - CMS will also assist the bureau on any promotion program sold by the bureau."

and inserted in lieu thereof is the following language:

          "PROMOTION MARKETING

     1.   ECIS Customer List.  All promotion sales to any credit grantor (a
          ------------------
          "Listed Customer") listed on Exhibit I annexed to this Exhibit A, as amended from time to time pursuant to the provisions hereof (the

          "ECIS Customer List") will be conducted solely by ECIS. A subsidiary or division of a Listed Customer shall be deemed to be a Listed Customer unless specifically excepted.


     2.   Promotion Sales by the Partnership.  Notwithstanding any provision in
          ----------------------------------
          the Agreement to the contrary and subject to the restrictions provided in subparagraphs (i) and (ii) below, the Partnership shall have the non-exclusive right to sell promotions to a credit grantor (a "Potential Partnership Customer") who at the time of such sale is not listed on the ECIS Customer List and whose decision-making office is within the following area: Arkansas; Illinois (except for Cook, DeKalb, DuPage, Grundy, Kane, Kendall, Lake, McHenry and Will Counties); Indiana; Iowa; Kansas; Kentucky; Bienville, Bessier, Caddo, Claiborne, Desoto, Jackson, Lincoln, Natchitoches, Red River, Sabine, Webster, Morehouse, Oauchita, Richland, Union and West Carroll Parishes, Louisiana; Minnesota; Missouri; Nebraska; North Dakota; Ohio; Oklahoma; South Dakota; Texas; and Wisconsin (the "Partnership Area"), where the promotion covers consumers residing in and/or outside of the Partnership Area, provided that:


     (i) the Partnership shall have given notice to ECIS of the Partnership's intention to make a Presentation to a Potential Partnership Customer, describing the Presentation in reasonable detail, including the nature of the Presentation, the name and address of the Potential Partnership Customer, and the persons proposed to be contacted at the Potential Partnership Customer. Notwithstanding any provision of the Agreement
          - to the contrary, for purposes of this subparagraph (i), notice shall be deemed sufficient if: A) Sent by telecopy to ECIS at the following facsimile number, or any such other facsimile number as ECIS may, by giving written notice under the Agreement, designate and B) the Partnership places a voice telephone call to the following number to alert ECIS that a facsimile has been sent or is forthcoming.

          The Credit Bureau, Incorporated of Georgia
          Attention: Mary Deal
          Facsimile Number: 404-888-3402
          Telephone Number: 404-885-8063


;and

     (ii) ECIS does not within 24 hours after receipt of the notice provided for in subparagraph (i) above (except that Saturdays, Sundays, New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day, Christmas Eve and Christmas Day shall be excluded in such time measurement) give written notice to the Partnership, Attention: Executive Vice-President CRD, Facsimile
          Number: 713-878-1905 (or any such other facsimile number as the Partnership may, by giving written notice under the Agreement, designate), that, prior to ECIS's receipt of such notice, ECIS had begun a Sales Effort directed toward that Potential Partnership Customer in respect of a sale of a promotion which comprises or includes in substantial part the promotion contemplated by the Partnership, describing the Sales Effort in reasonable detail, including the nature of such Sales Effort, the persons contacted at the Potential Partnership Customer, and the place and date of such Sales Effort. In the event ECIS gives such notice, the Partnership will not make such Presentation to this customer.

          The Partnership will notify ECIS of the result of the Presentation. Should a sale by the Partnership not result, the next subsequent effort to market a promotion to that Potential Partnership Customer shall be subject to the procedure described in these subparagraphs (i) and (ii). If a sale does result, subsequent Presentations to that Potential Partnership Customer do not require the Partnership to follow the procedure described in these subparagraphs (i) and (ii).

          Notwithstanding any provision in the Agreement to the contrary, the Partnership shall have the right to market and to sell promotions to a credit grantor who at the time of such sale is not listed on the ECIS Customer List and whose decision-making office is within a zip code area covered by a file of a bureau owned by the Partnership ("Partnership Zip Code Area"), where the promotion covers only consumers residing in the Partnership Area,and in connection with such sale, the Partnership shall not be required to follow the procedures referred to in subparagraphs (i) and (ii) above. If the decision making office is not within the Partnership Area, the Partnership agrees to obtain permission from the bureau file owner before marketing or selling a promotion.


          3. ACROPAC(TM) Marketing by ECIS and the Partnership. ECIS and the
             ----------------------------------------------
          Partnership agree that each will aggressively market all files in ACROPAC(TM) irrespective of ownership, consistent with the provisions hereof. The seller of a promotion shall set the price, terms and conditions of the sale. Since the parties agree that the ECIS data processing costs chargeable to a promotion sold by the Partnership shall not exceed 10% of the gross revenue of that promotion, the Partnership agrees not to sell promotions processed by ECIS for less than $2,000. The parties agree that the Partnership may use a third-party processor to process its data to create promotions or it may process the data itself. Upon the Partnership's request, ECIS will furnish the Partnership a copy of the data which it has the right to use in ECIS Master Record format for $15,000-00 per copy ("File Copy Rate"). The parties agree that when ECIS does not process the promotions sold by the Partnership, ECIS is not entitled to the data processing costs or the 6% of net revenue administrative fee described in Exhibit A.

          Consistent with the terms and conditions contained in the Agreement and this Second Amendment, the Partnership shall have the right to access all files in ACROPAC(TM) in connection with its promotion sales processed by ECIS. Upon request of the Partnership, ECIS will assist the Partnership on all promotion sales without charge to the Partnership unless the Partnership requests that an ECIS sales representative contact the customer directly, either by telephone or in person. In the event that the Partnership requests that an ECIS sales representative contact a customer directly, either by telephone or in person, ECIS will receive 50% of the 25% commission on that promotion sale.

     4.   Joint Annual Meeting of ECIS and the Partnership.  In order to assure
          ------------------------------------------------
          the aggressive marketing of all of the files in the ACROPAC(TM) System and to provide a once-a-year forum to voice concerns regarding such, the parties agree to hold an joint annual meeting. The meeting will be held on the anniversary, or as close as reasonably possible thereto, to the signing of the Second Amendment ("Anniversary").

     (i) The agenda of the meeting is to discuss aggressive marketing of the ACROPAC(TM) system and to discuss additions and deletions to the ECIS Customer List. Each party agrees that the joint meeting is the proper and only forum for discussion of additions and deletions.

          Each party will bring all of the necessary information to the meeting in order to adequately discuss the issues included in the meeting agenda. Each party may bring any personnel it believes are reasonably necessary. While the attendance of the President of ECIS and the attendance of the President of the Credit Reporting Division of the Partnership is not required, it is required that both presidents be available to consult with the participants of the joint meeting during the meeting. ff presidential participation is requested on a topic and the president whose participation is requested is unavailable, the topic will be tabled for further discussion when such president is available.

     (ii) The parties will discuss the addition to the ECIS Customer List of any customer to which the Partnership has sold two (2) or more promotions each involving more than 500,000 names since, in the case of the first joint review meeting, the signing of the Second Amendment, or in the case of subsequent joint review meetings, since the last joint review meeting. The parties will discuss all relevant factors relating to the customer contemplated to be added to the ECIS Customer List. Upon consideration of the factors, ECIS will decide at the joint review meeting whether or not to add the customer to the ECIS Customer List. If ECIS adds the customer to the ECIS Customer List, the Partnership will receive 50% of the 25% commission for all subsequent promotion sales to that customer for the next 24 months.

   (iii) The parties will discuss deleting customers from the ECIS Customer List who have not purchased any promotions from ECIS since, in the case of the first joint review meeting, the signing of the Second Amendment, or in the case of subsequent joint review meetings, since the last joint review meeting. In discussing the deletion of the customer from the ECIS Customer List, the parties will consider:

               1. Has the customer purchased any promotions from other vendors within the time frame considered?

               2. Has ECIS made a Presentation within the time frame considered?

               3. Has ECIS made a Sales Effort within the time frame considered?

               4.  Any other relevant considerations/circumstances.

     (iv) After considering all the factors raised in the discussion, the parties must jointly agree to remove the customer from the ECIS Customer List. If the parties cannot jointly agree before the end of the annual meeting that the customer should be deleted, the customer will not be deleted from the ECIS Customer List.

     (v) ECIS will provide a copy of the ECIS Customer List for the year as soon as possible after the joint annual meeting.

     5.   Audit.  ECIS agrees to have its independent public accounting firm
          -----
          annually perform, at no cost to the Partnership, a third party review, as defined in accordance with SAS #44, of the ECIS data processing system as it relates to promotions.


     6.   ECIS Affiliates.  In the exercise of its rights and performance of its
          ---------------
          duties under this Exhibit A, ECIS may act through an Affiliate, provided, however, ECIS shall not thereby be relieved of any of its obligations hereunder.

     7.   Definitions.  For purposes of this Exhibit A:
          -----------

               "Affiliate" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including"controlled by" and "under common control with") means ownership, directly or indirectly, beneficially and of record of all of the equity of another Person.

               "Presentation" means verbal or written communications with a Potential Partnership Customer regarding a specific promotion and containing a pricing proposal. Verbal and written communications, absent such pricing proposal, shall not be a Presentation but will be a Sales Effort.

               "Promotion" means a list of consumer names and corresponding addresses compiled from credit files by identifying such names on the basis of credit information that match certain credit criteria supplied and/or approved by the promotion customer. The definition of "promotion" shall include products which review a customer's account portfolio to screen or monitor for positive or negative changes to the portfolio or individual accounts therein.

               "Sales Effort" means verbal or written communications with a Potential Partnership Customer regarding a specific promotion."

b. Wherever the term "CMS" appears in Exhibit A, such term is deleted and the phrase "ECIS or any Affiliate of ECIS designated by ECIS" is inserted in lieu thereof.

c. On page 1 of the Agreement, the term CBI is defined as referring to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation.

Subsequently that corporation has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI." Therefore, the Agreement shall be amended such that the acronyms "ECIS" and "CBI" are interchangeable and either may be used to refer to THE CREDIT BUREAU, INCORPORATED OF GEORGIA.

2.   References to the Agreement.
     ---------------------------

     All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Second Amendment.

3.   Authority.
     ---------

     Each of the parties hereto represents to the other parties hereto that:

(a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Second Amendment, to perform under the Agreement, as amended by this Second Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Second Amendment, without the necessity of any act, approval or consent of any other person whomsoever, except such as having been obtained; and (b) the Agreement, as amended by this Second Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.   Counterparts.
     ------------

     This Second Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.   Merger.
     ------

     This Second Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.   Governing Law.
     -------------

     THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Executed as of the date first above written:

                                     THE CREDIT BUREAU, INCORPORATED OF GEORGIA


                                     By:
                                        ---------------------------------------

                                     Title:
                                           ------------------------------------


                                     EQUIFAX INC.

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CSC ENTERPRISES
                                     By: CSC ENTERPRISES, INC.
                                         Its Managing Partner

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     CSC ACCOUNTS MANAGEMENT, INC.

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     COMPUTER SCIENCES CORPORATION

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                  EXHIBIT ONE
                               ECIS CUSTOMER LIST


American General                          Huntington National Bank
Ameritrust                                Hartmarx
Amoco Oil Company                         Higbees
Associates                                IDS Deposit Corporation
Bank One                                  ITT
Boatmans Bank                             J. C. Penney Company
Cellular One                              May Company**
Cenex                                     Merchantile Bank
Citgo                                     Mobil Oil
Conoco                                    More Card
Dayton Hudson                             Maison Blanche
Diamond Shamrock                          Neiman Marcus
Exxon Oil Company                         Norwest
Federated Allied                          Phillips Petroleum
Fidelity Investments                      Pier One
Fina Oil                                  Seiferts
Fingerhut                                 Shell Oil Company
First Bank Systems                        Star Bank
First City Bank                           Tandy
First Financial Bank of Milwaukee         Texaco
First National Bank of Omaha              USAA Federal Savings Bank
First Tier Bank Corp.                     Western Auto
G. E. Capital                             Zales/Gordons/Bailey, Banks &
Herbergers                                    Biddle


**(except for Foleys where the promotion covers only consumers residing in the Partnership Zip Code Area.)

SCHEDULE 2
----------

                                THIRD AMENDMENT
                                       TO
                                 AGREEMENT FOR
                     COMPUTERIZED CREDIT REPORTING SERVICES
                                      AND
                      OPTIONS TO PURCHASE AND SELL ASSETS



     THIS THIRD AMENDMENT TO AGREEMENT FOR COMPUTERIZED CREDIT REPORTING SERVICES AND OPTIONS TO PURCHASE AND SELL ASSETS (the "Third Amendment") dated as of the 27th day of September, 1991, is made by and among THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI" or "ECIS"), EQUIFAX INC., a Georgia corporation ("Equifax"), and CSC ENTERPRISES, a Delaware general partnership (the "Partnership"), CSC ACCOUNTS MANAGEMENT, INC., a Texas corporation ("Accounts Management") and COMPUTER SCIENCES CORPORATION, a Nevada corporation ("CSC").

                                  WITNESSETH:
                                  -----------

     WHEREAS, ECIS, Equifax, CSC, CSC Credit Services, Inc., a Texas corporation ("Credit Services"), (for itself and as successor in interest to CSC Credit Services of Minnesota, Inc., a Texas corporation ("Minnesota")), Credit Bureau of Cincinnati, Inc., an Ohio corporation ("Cincinnati"), Credit Bureau of Greater Kansas City, Inc., a Missouri corporation ("Kansas City"), Johns Holding Company, a Delaware corporation ("JHC"), and Accounts Management entered into an Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of August 1, 1988 (the "Original Agreement"); and

     WHEREAS, Minnesota has been merged into Credit Services effective September 30, 1988; and

     WHEREAS, as of December 28, 1990, Credit Services, CSC Enterprises, Inc., a Nevada corporation ("CEI"), CSC Ventures, Inc., a Nevada corporation, CBI Ventures Inc., a Georgia corporation, and Equifax Ventures Inc., a Georgia corporation, entered into that Partnership Agreement (the

"Partnership Agreement") of the Partnership; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and among Credit Services, Cincinnati, Kansas City, JHC, as assignors, and CEI, as assignee, CEI was assigned all of assignors' right, title and interest in and to the Original Agreement and CEI assumed all of the assignors' obligations under the Original Agreement; and

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated as of December 28, 1990, by and between CEI, Credit Services, as assignors, and the Partnership, as assignee, CEI assigned to the Partnership, among other things, all of its right, title and interest in and to the Original Agreement, and the Partnership assumed all of CEI's obligations under the Original Agreement; and

     WHEREAS, the Original Agreement was amended as of December 28, 1990, by that First Amendment to Agreement For Computerized Credit Reporting Services and Options to Purchase. and Sell Assets, among ECIS, Equifax, CSC, Credit Services, Cincinnati, Kansas City, JHC, Accounts Management, CEI and the Partnership (the "First Amendment");

     WHEREAS, the Original Agreement, as amended by the First Amendment, was further amended as of the _____ day of __________ 1991, by that Second Amendment to Agreement for Computerized Credit Reporting, Services and Options to Purchase and Sell Assets, among ECIS, Equifax, the Partnership, Accounts Management and CSC (the "Second Amendment", the Original Agreement, as amended by the First Amendment and the Second Amendment being referred to herein as the "Agreement");

     WHEREAS, CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation; and

     WHEREAS, the parties hereto have agreed to amend the Agreement in certain respects as set forth herein.

     NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Addition of Exhibit K to the Agreement.
     --------------------------------------

     The following new Exhibit K titled "Use of Demographic Data" is hereby added to the Agreement as follows:

     1.   Definitions.  For the purposes of this Exhibit K, the following terms
          -----------
          will have the meanings specified:

               "Affiliate" means any Person controlling, controlled by or under common control with any other Person. For purposes of this definition,"control" (including "controlled by" and "under common control with") means ownership, directly or indirectly, beneficially and of record of all of the equity of another Person.

               "Changed Address Product" means the product described in
               Exhibit 2 hereto, as modified or added to pursuant to paragraph 2.c hereof.

               "Demographic Data" means, with respect to any individual, information and employment information owned by the Partnership consisting of identification information, including name, current address, origin and date of current address, former address, second former address, also known as, sex, marital status, date of birth, social security number, dependents, employer, position, firm, location, date employed, date verified, monthly salary, former employment, position, location, date left, employment second former, name of spouse and similar information.

               "Direct Marketing Products" means the products described in
               Exhibit I hereto, as modified or added to pursuant to paragraph 2.c hereof.

               "Products" means Direct Marketing Products and Changed Address Product.

               "Profit" means Gross Revenues from the Products, less (i) all costs of sales and production, (ii) general and administrative expenses, and (iii) payments made to Affiliate Bureaus under their respective direct marketing revenue sharing agreements with ECIS.

               "Gross Revenues" means gross revenue from the production, sale, license or distribution of the Products (without deducting for commission, production, operations or other costs).

     2.   Use and Modification of Products.
          --------------------------------

          a. Subject to the terms of this Exhibit K, ECIS may use the Demographic Data owned by the Partnership and maintained within the ACROPAC(TM) System only in order to incorporate such Demographic Data into Products produced, sold, licensed or distributed by ECIS.

          b. ECIS represents and warrants that ECIS and its Affiliates have previously used Demographic Data for the Products (and no other products or services). The Partnership hereby ratifies and consents to the previous use of the Demographic Data for the Products, subject to compliance by ECIS with the terms of this Exhibit K. ECIS has made payments to the Partnership for Demographic Data previously used. To the extent that the payments were made in accordance with the terms of this Exhibit K, such payments previously made constitute payment in full. The Partnership has the right to retain any payments previously made.

          c. ECIS may in its sole discretion determine that it is necessary to modify the Products. ECIS's rights to use the Demographic Data in Products as described in paragraph 2.a above extends to Products as so modified, as long as the modified product is similar to a Product described in Exhibit 1 or 2. Prior to using any Demographic Data with respect to any other product not similar to those products described on Exhibit I or 2, ECIS shall provide to the Partnership a written description of the proposed product, including a description of its information parameters and market, and shall request that the Partnership consent in writing to the use of Demographic Data with respect to such other product, which written consent shall not be unreasonably withheld.

     3.   Payment to the Partnership for Direct Marketing Products.
          --------------------------------------------------------

          a. For the calendar year 1990, ECIS will pay the Partnership five percent (5%) of Profit from the Direct Marketing Products. This percentage is derived from the Partnership's right to receive 25% of the Profit from the Direct Marketing Products times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC(TM) System).

          b. From and after January 1, 1991, ECIS will pay the Partnership one percent (1 %) of all Gross Revenues from all Direct Marketing Products. This percentage is derived from the Partnership's right to receive 5% of the Gross Revenues from the Direct Marketing Products times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC(TM) System).

          c. Payments due the Partnership will be calculated in respect of each calendar quarter and paid to the Partnership no more than sixty (60) days after the end of such calendar quarter.

     4.   Payment to the Partnership for Changed Address Product.
          ------------------------------------------------------

          a. From and after January 1, 1990, ECIS will pay the Partnership three percent (3%) of all Gross Revenues from the Changed Address Product. This percentage is derived from the Partnership's right to receive 15% of the Gross Revenues from the Changed Address Product times 20% (the previously established percentage of all consumer credit files owned by the Partnership in the ACROPAC(TM) System).

          b. Payments due the Partnership will be calculated in respect of each calendar quarter and paid to the Partnership no more than sixty (60) days after the end of such calendar quarter.

     5.   Term of Exhibit K. This Exhibit K will be effective as of January 1,
          -----------------
          1990 and shall continue for an initial term of two (2) years from January 1, 1990 through December 31, 1991 (the "Initial Term"). Unless the Partnership or ECIS shall give to the other written notice at least @ (30) days prior to the expiration of the Initial Term of the intention of such party to terminate this Exhibit K at the end of such Initial Term, this Exhibit K shall be automatically renewed for an additional term of one (1) year (a "Renewal Term") and such automatic renewal of this Exhibit K shall continue for successive additional Renewal Terms of one (1) year each unless such prior written notice of a desire to terminate shall be given at least thirty (30) days prior to the expiration of the then current Renewal Term. If this Exhibit K is terminated, ECIS's permission to use the Demographic Data owned by the Partnership and maintained within the ACROPAC(TM) system is terminated even date therewith.

     6.   Audit Right. The Partnership shall have the right to audit ECIS's
          -----------
          relevant records to verify compliance with the terms of this Exhibit
          K. Such audit may be conducted after reasonable notice, during normal business hours, using reasonable procedures to assure an accurate audit. Each party will cooperate with the other during the conduct of any such audit, it being expressly understood that in no event shall auditors be permitted access to confidential data, files or information belonging to a third party or not directly related to this Exhibit K. Auditors will not be given free access to facilities, documents or files. Auditors will work only in designated locations and will conduct their business quietly without significant disruption of work being done by others. Notwithstanding anything to the contrary herein contained, ECIS will make available to the Partnership appropriate personnel to answer the Partnership's questions associated with the audit. All expenses of the audit are the responsibility of the Partnership.

     7.   ECIS Affiliates.  In the exercise of its rights and performance of its
          ---------------
          duties under this Exhibit K, ECIS may act through an Affiliate, provided, however, ECIS shall not thereby be relieved of any of its obligations hereunder.

2.   References to the Agreement.
     ---------------------------

     All capitalized terms which are defined in the Agreement and not otherwise defined herein shall have the same meaning herein as in the Agreement. On or after the date hereof, each reference in the Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Agreement, as amended by this Third Amendment.

3.   Authority.
     ---------

     Each of the parties hereto represents to the other parties hereto that: (a) it has the full corporate (or, in the case of the Partnership, partnership) power and authority to execute and deliver this Third Amendment, to perform under the Agreement, as amended by this Third Amendment, and to consummate the transactions contemplated by the Agreement, as amended by this Third Amendment, without the necessity of any act, approval or consent of any other person whomsoever, except such as having been obtained; and (b) the Agreement, as amended by this Third Amendment, has been approved by its Board of Directors, or the Executive Committee thereof (or, in the case of the Partnership, by the respective Boards of Directors, or the Executive Committees thereof, of each of its partners), and constitutes the valid and legally binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect which affect the enforcement of creditors' rights generally, and except as enforcement of remedies may be limited by general equitable principles.

4.   Counterparts.
     ------------

     This Third Amendment may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

5.   Merger.
     ------

     This Third Amendment sets forth the entire understanding of the parties regarding the subject matter hereof, and all prior such understandings, written or oral, are merged herein.

6.   Governing Law.
     -------------

     THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                    THE CREDIT BUREAU, INCORPORATED
                                    OF GEORGIA

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------



                                    EQUIFAX INC.

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    CSC ENTERPRISES

                                    By:  CSC ENTERPRISES, INC.
                                         Its Managing Partner

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------


                                    CSC ACCOUNTS MANAGEMENT, INC.

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------


                                    COMPUTER SCIENCES CORPORATION

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                                                       EXHIBIT I
                                                                       ---------


                           DIRECT MARKETING PRODUCTS



Service                Description
-------                -----------

PowerList              A list product consisting of names and addresses selected
                       by geographic, demographic an-d buying behavior characteristics. This is a 30-day active file. It may not be used to determine creditworthiness.

PowerHouse             A list product consisting of names and addresses
                       selectable by geographic, demographic and buying behavior characteristics. This file is different from PowerLists in that it does not require 30-day activity and it has refined geographic selectability (household level).

Power Data Overlay     The customer's own file is enhanced by PowerList indexes,
                       Census Data, Demographic and externally supplied data. It may not be used to determine creditworthiness nor applied anywhere other than their own customer base.

Custom Modeling        A list selection derived directly from the Equifax
                       Consumer Marketing Database (ECMD) based on a quantitative model custom built for the direct mailer.
                       The model is designed to select consumers who are likely to have an interest in the customer's products and respond via the mail. It may not be used to determine creditworthiness.

                                                                       EXHIBIT 2
                                                                       ---------



                            CHANGED ADDRESS PRODUCT



Service             Description
-------             -----------

CBMovers Using the National Change of Address List (NCOA) to match against the off-line screening database to determine if the NCOA is a new address.

SCHEDULE 3
----------


                  AGREEMENT FOR PURCHASE AND SALE OF SOFTWARE

          THIS AGREEMENT FOR THE PURCHASE AND SALE OF SOFTWARE (the "Software Agreement") is made and entered into as of the ____ day of ____________, 1991 by and between CSC ENTERPRISES, a Delaware general partnership (the "Partnership") and THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI" or "ECIS").

                                   RECITALS:

          The Partnership is the owner of that computer software described with specificity on Exhibit A attached hereto (the "Software") and the source code related thereto ("Source Code") and the Documentation as hereinafter defined. "Documentation" shall mean: 1) operational documentation consisting of a summary of the jobs and detailed instructions by job; 2) technical documentation consisting of a detailed technical description of each job; 3) a cross-reference report explaining the outputs from each job and 4) any and all other miscellaneous reports and records which may assist ECIS in the operation of the Software.

          CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation.

     ECIS wishes to purchase, and the Partnership wishes to sell, the Software, Documentation and Source Code in accordance with the terms of this Software Agreement.

                                   AGREEMENT:

          1.   Sale of Software Documentation and Source Code.  Subject to the
               ----------------------------------------------
terms and conditions hereinafter set forth, the Partnership does hereby transfer, grant, convey and assign to ECIS all of the Partnership's right, title and interest in and to the Software, Documentation and Source Code.

          2.   Purchase Price.  For and in consideration of the conveyance of
               --------------
the Software, Documentation and Source Code as contemplated by Section 1 above, and in reliance upon the representations and warranties made herein by the Partnership, ECIS shall in full payment for the Software, Documentation and Source Code pay on the date hereof Five Hundred Thousand Dollars ($500,000), by wire transfer of funds to the Partnership.

          3.   Installation Support.  The Partnership agrees that it will
               --------------------
provide installation support to ECIS with respect to the Software described on Exhibit A attached. The Partnership will provide one person on-site, at a location determined by ECIS, for up to five (5) consecutive business days for the purpose of installing the Software and training ECIS regarding the use of the Software. Five additional days of support will be available to ECIS, for thirty (30) days following initial installation, ECIS will pay $500 per day per support person plus travel and accommodations with a one-half day one person minimum.

          4.   Representations and Warranties of the Partnership.  The
               -------------------------------------------------
Partnership represents and warrants to ECIS that: (i) it is a partnership duly organized, validly existing and in good standing under the laws of Delaware;
(ii) it has the partnership power and authority, and unencumbered right to enter into this Software Agreement and perform all of its obligations hereunder; (iii) it has good and marketable title to the Software, Documentation and Source Code, free and clear of any liens or security interests, and, to its knowledge, free and clear of any other charges, options, rights or claims or other encumbrances; and (iv) it has not previously licensed the Software to any other parties.


          5.   Warranty Disclaimer.  THE SOFTWARE, DOCUMENTATION AND SOURCE CODE
               -------------------
ARE SOLD ON AN AS IS BASIS, AND, EXCEPT FOR THE WARRANTIES EXPRESSED IN SECTION 4 ABOVE, THE PARTNERS@ MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SOFTWARE, THE DOCUMENTATION AND THE SOURCE CODE AND ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS AND IMPLIED,

INCLUDING, WITHOUT LIMITATION THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY SPECIFICALLY EXCLUDED.

          6.   Nonexclusive License.  ECIS does hereby grant to the Partnership
               --------------------
a nonexclusive perpetual license to use the Software, Documentation and Source Code solely in the internal operations of its business anywhere in the world. It is agreed such license to the Partnership does not require ECIS to provide any software support to the Partnership in connection with the Software. In connection with the exercise of its license herein granted, the Partnership shall be permitted to enhance and modify the Software, Documentation and Source Code, which, to the extent such enhancements and modifications are made during the two year period commencing with the date of this Software Agreement, shall be the sole and exclusive property of ECIS. During such two year period, upon making such enhancements and modifications, the Partnership shall deliver to ECIS at the Software installation site copies of all Source Code, documentation and other information regarding the same. The Partnership shall, and shall cause all of its officers and employees to, keep confidential and not disclose to others the Source Code. The Partnership may utilize the Software, Documentation and the Source Code to create derivative products; however, the Partnership shall not license such derivative products to any party other than ECIS.

          7.   Limitation of Liability. It is the intent of the parties that the
               -----------------------
sale of the Software, Documentation and Source Code is AS IS, and that ECIS should have no claim or cause of action against the Partnership in any way relating to the Software, Documentation, Source Code or this Agreement.
However, in the event that a court deems the Partnership to have liability to ECIS because of any claim relating in any way to the Software, Documentation, Source Code or this Agreement, it is the further intent of the parties that such liability shall be no more than $5,000. Patent and copyright infringement claims by third parties against ECIS related to the Software and ECIS's costs related thereto are excepted from the above limitation of liability.

          8.   Counterparts.  This Software Agreement may be executed in
               ------------
counterparts, all of which taken together shall constitute a single agreement between the parties.

          9.  Section Headings; Exhibits.  The section headings used herein are
              --------------------------
for reference and convenience only, and shall not enter into the interpretation hereof. The exhibits attached hereto are incorporated by reference herein.

          10.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          11.  Entire Agreement.  This Software Agreement and the exhibits
               ----------------
attached hereto constitute the entire agreement between the parties, and supersedes and cancels any prior agreements, whether oral or written, between the parties hereto, relating to the subject matter herein. This Software Agreement may not be modified or amended orally, but only by an agreement in writing signed by both parties.

          12.  Binding Effect.  This Software Agreement shall be binding upon
               --------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, each party hereto has executed this Software Agreement on the date first above written.


                              CSC ENTERPRISES

                                  By: CSC ENTERPRISES, INC.
                                  Its Managing Partner

                              By:
                                 --------------------------------------------
                              Title:
                                    -----------------------------------------


                              THE CREDIT BUREAU, INCORPORATED
                              OF GEORGIA

                              By:
                                 --------------------------------------------
                              Title:
                                    -----------------------------------------

                                   EXHIBIT A

JOB Name/Number      Description
------------------   -----------------------------------------------------------

CEIDELTS Deletes the disk files created in the prior month's run of the CBI jobs. This frees up disk space for the current month's run.

CBIREV               Copies Revenue tape file to disk and a backup tape.

CBI430 Builds the frontend Revenue file for CBISSS. Reads the Revenue disk file. Validates the data against VSAM files containing valid region and service codes. Produces validation reports (i.e. error listings). Retrieves CSC service code values (summarized level of service codes). Does a determination of whether a service fee is to be calculated Reformats the file with additional data.

CBICOST Copies Cost Allocation tape file to disk and also to a backup tape.

C21800               Builds the frontend Cost files for CBIBSS.
                     Reads the cost disk file. Validates the data against VSAM files containing valid region and service codes. Specifies each record as G(ain) or L(oss). Sorts transactions, assigns Record Types 2-5 and writes to a file for use in the update of the Customer History File. Record Types are as follows:

                                     2 - outbound Intercompany
                                     3 - Outbound Affiliate
                                     4 - Inbound Intercompany
                                     5 - Inbound Affiliate

CBI855 Reads both Cost and Revenue output files. Assigns record type 1 to Local transactions. Sorts, summarizes and formats each record into the format of the Customer History File. Writes the file out as a tape file. Merges the current month's output with the previous month's CEF to create the current period-to-date file.

CBM4800 Reads the Customer History File (CHF) and creates a validation report. Summarizes the entire file by record type. Prints report showing service amount, expense amount, and quantity for the last four (4) periods. Used for validation of the CHF against the tapes. (see CB244900)

CBM4900 Reads the Cost and Revenue files to create validation reports. Summarizes the files by Gain, Loss, Local and Unassigned. Used for validation of the CHF against the tapes. (see CBM4800)

CBM5000 Builds the extracted and enhanced Customer History File for use in Sales Reporting. Extracts additional data from the Revenue tape: Customer name, sales rep, sibling indicator, customer abbr, and family code. Uses the Sales representative number for 905 territory salesmen from an uploaded sequential file. Assigns Service Group codes from the VSAM 'Group' table. Validates/overlays the family code read in an uploaded National Pricing file. Creates 'enhanced' records using 13 periods of data from CHF, sorts and writes new files to tape

CBM5100              Creates detail report:
                               "Sales Representative Report"
                               "Local Member - Local Revenue"

CBM5200              Creates detail report:
                               "Sales Representative Report"
                               "Local Member - Outbound Revenue"

CBM5300              Creates summary reports:
                          1.   "Sales Representative Report"
                               "Local member - Local Revenue"

                          2.   "Sales Representative Report"
                               "Local Member - Outbound Revenue"

CBM5400              Creates report: "Inbound Revenue Activity Report"

CBM5500              Creates report: "Sales Representative Report"
                          "Local & outbound by Current Revenue"

CBF5600              Creates report: "Bureau Sales Report"
                          "Local and Outbound by Current Revenue"

CBM5700              Creates reports:
                          1.   "Top 200 members"
                               "Local and outbound by Current Revenue"
                          2.   "Top 200 members of Affiliates"
                               "Inbound by Current Revenue"
                          3.   "Fiscal YTD Top 200 Members"
                               "Local and Outbound by YTD Revenue
                          4.   "Fiscal YTD Top 200 members of
                                Affiliates"
                               "Inbound by YTD Revenue"

CBM5800              Creates detail and summary reports:
                          1.   "Revenue by Industry Code"
                               "Local and Outbound"
                          2.   "Reporting Units by Industry Code"
                               "Local and Outbound"

CBM5900              Creates report: "Credit Reporting Units"
                          "Local and Outbound by Sales Representative"

CBM6000              Creates reports:
                          1.   "DAS Revenue by Sales Representative"
                          2.   "DTEC Units by Sales Representative"

CBM6100              Creates reports:

                          1.   "Online Directory Units by Sales Representative"
                          2.   "Persona Units by Sales Representative"
                          3.   "Safescan Revenue by Sales Representative"
                          4.   "Finders Revenue by Sales Representative"
                          5.   "Beacon Revenue by Sales Representative"

CBM6200              Creates report: "Member Dues Report"

CBM6300              Creates report: "Terminal equipment Report"

CBM6400              Creates detail & summary reports:
                          "Verbal & Written Credit Reporting Units"

CBM6500              Creates reports:
                          1.   "Outbound Revenue Activity by Large Volume"
                          2.   "Outbound Revenue Activity by Region"
                          3    "Outbound Revenue Activity"

CBM6550              Creates report: "Local and Outbound Units
                                       "ZB Members only"

CBM6600              Creates report: "Member Roster Report"

CBM6700              Creates detail & summary reports:
                          "Local & Outbound Units by Major Service Group"

                  AGREEMENT FOR PURCHASE AND SALE OF SOFTWARE



          THIS AGREEMENT FOR THE PURCHASE AND SALE OF SO@ARE (the "Software Agreement") is made and entered into as of the ____ day of ____________, 1991 by and between CSC ENTERPRISES, a Delaware general partnership (the "Partnership") and THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation ("CBI" or "ECIS").

                                   RECITALS:

          The Partnership is the owner of that computer software described with specificity on Exhibit A attached hereto (the "Software") and the source code related thereto ("Source Code") and the Documentation as hereinafter defined. "Documentation" shall mean: 1) operational documentation consisting of a summary of the jobs and detailed instructions by job; 2) technical documentation consisting of a detailed technical description of each job; 3) a cross-reference report explaining the outputs from each job and 4) any and all other miscellaneous reports and records which may assist ECIS in the operation of the Software.

          CBI has adopted the assumed name "Equifax Credit Information Services" and desires to use the acronym "ECIS" instead of "CBI" and any reference to "CBI" or "ECIS" refers to THE CREDIT BUREAU, INCORPORATED OF GEORGIA, a Georgia corporation.

          ECIS wishes to purchase, and the Partnership wishes to sell, the Software, Documentation and Source Code in accordance with the terms of this Software Agreement.

                                   AGREEMENT:

          1.  Sale of Software Documentation and Source Code.  Subject to the
              ----------------------------------------------
terms and conditions hereinafter set forth, the Partnership does hereby transfer, grant, convey and assign to ECIS all of the Partnership's right, title and interest in and to the Software, Documentation and Source Code.

          2.  Purchase Price.  For and in consideration of the conveyance of the
              --------------
Software, Documentation and Source Code as contemplated by Section 1 above, and in reliance upon the representations and warranties made herein by the Partnership, ECIS shall in full payment for the Software, Documentation and Source Code pay on the date hereof Five Hundred Thousand Dollars ($500,000), by wire transfer of funds to the Partnership.

          3.  Installation Support.  The Partnership agrees that it will provide
              --------------------
installation support to ECIS with respect to the Software described on Exhibit A attached. The Partnership will provide one person on-site, at a location determined by ECIS, for up to five (5) consecutive business days for the purpose of installing the Software and training ECIS regarding the use of the Software. Five additional days of support will be available to ECIS, for thirty (30) days following initial installation, ECIS will pay $500 per day per support person plus travel and accommodations with a one-half day one person minimum.

          4.  Representations and Warranties of the Partnership.  The
              -------------------------------------------------
Partnership represents and warrants to ECIS that: (i) it is a partnership duly organized, validly existing and in good standing under the laws of Delaware;
(ii) it has the partnership power and authority, and unencumbered right to enter into this Software Agreement and perform all of its obligations hereunder; (iii) it has good and marketable title to the Software, Documentation and Source Code, free and clear of any liens or security interests, and, to its knowledge, free and clear of any other charges, options, rights or claims or other encumbrances; and (iv) it has not previously licensed the Software to any other parties.

          5.  Warranty Disclaimer.  THE SOFTWARE, DOCUMENTATION AND SOURCE CODE
              -------------------
ARE SOLD ON AN AS IS BASIS, AND, EXCEPT FOR THE WARRANTIES EXPRESSED IN SECTION 4 ABOVE, THE PARTNERSHIP MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE SOFTWARE, THE DOCUMENTATION AND THE SOURCE CODE AND ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS AND IMPLIED,

INCLUDING, WITHOUT LIMITATION THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY SPECIFICALLY EXCLUDED.

          6.  Nonexclusive License.  ECIS does hereby grant to the Partnership a
              --------------------
nonexclusive perpetual license to use the Software, Documentation and Source Code solely in the internal operations of its business anywhere in the world.
It is agreed such license to the Partnership does not require ECIS to provide any software support to the Partnership in connection with the Software. In connection with the exercise of its license herein granted, the Partnership shall be permitted to enhance and modify the Software, Documentation and Source Code, which, to the extent such enhancements and modifications are made during the two year period commencing with the date of this Software Agreement, shall be the sole and exclusive property of ECIS. During such two year period, upon making such enhancements and modifications, the Partnership shall deliver to ECIS at the Software installation site copies of all Source Code, documentation and other information regarding the same. The Partnership shall, and shall cause all of its officers and employees to, keep confidential and not disclose to others the Source Code. The Partnership may utilize the Software, Documentation and the Source Code to create derivative products; however, the Partnership shall not license such derivative products to any party other than ECIS.

          7.  Limitation of Liability.  It is the intent of the parties that the
              -----------------------
sale of the Software, Documentation and Source Code is AS IS, and that ECIS should have no claim or cause of action against the Partnership in any way relating to the Software, Documentation, Source Code or this Agreement.
However, in the event that a court deems the Partnership to have liability to ECIS because of any claim relating in any way to the Software, Documentation, Source Code or this Agreement, it is the further intent of the parties that such liability shall be no more than $5,000. Patent and copyright infringement claims by third parties against ECIS related to the Software and ECIS's costs related thereto are excepted from the above limitation of liability.

          8.  Counterparts.  This Software Agreement may be executed in
              ------------
counterparts, all of which taken together shall constitute a single agreement between the parties.

          9.  Section Headings; Exhibits The section headings used herein are
              --------------------------
for reference and convenience only, and shall not enter into the interpretation hereof. The exhibits attached hereto are incorporated by reference herein.


          10. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

          11. Entire Agreement.  This Software Agreement and the exhibits
              ----------------
attached hereto constitute the entire agreement between the parties, and supersedes and cancels any prior agreements, whether oral or written, between the parties hereto, relating to the subject matter herein. This Software Agreement may not be modified or amended orally, but only by an agreement in writing signed by both parties.

          12. Binding Effect.  This Software Agreement shall be binding upon
              --------------
and inure to the benefit of the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF, each party hereto has executed this Software Agreement on the date first above written.

                                        CSC ENTERPRISES

                                            By: CSC ENTERPRISES, INC.
                                            Its Managing Partner

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------


                                        THE CREDIT BUREAU, INCORPORATED
                                        OF GEORGIA

                                        By:
                                           ----------------------------
                                        Title:
                                              -------------------------